UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant	/X/
Filed by a Party other than the Registrant	/ /

Check the appropriate box:
/ /	Preliminary Proxy Statement.
/ /	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
/ /	Definitive Proxy Statement.
/X/	Definitive Additional Materials.
/ /	Soliciting Material Pursuant to § 240.14a-12.

TIAA-CREF MUTUAL FUNDS

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Dear Shareholder:

        We recently sent you TIAA-CREF Mutual Funds (“Retail Funds”) proxy materials asking for your vote on a proposal that will affect your investment. At its meeting to approve the proposal, the Board of Trustees of the Mutual Funds unanimously recommended that you vote in favor of the proposal described in the proxy materials.

        If you have already registered your vote, we thank you and apologize for sending this follow-up mailing. The special meeting of shareholders is scheduled for April 3, 2007. Your vote allows you to weigh in on this important proposal, so please vote today.

How do I vote?

•	By marking, signing, and mailing the enclosed proxy card in the postage-paid envelope provided;

•	By logging on to the Internet site shown on your proxy card(s) and follow the on-screen instructions;

•	By dialing the toll free telephone number shown on your proxy card(s) and follow the recorded instructions; or

•	By voting in person at the special meeting.

        If you cannot locate your proxy materials or have any questions about the materials, please call D.F. King & Co., Inc., our independent proxy solicitation firm, toll free at 1 800 755-7250.

TIAA-CREF Mutual Funds

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

TIAA-CREF MUTUAL FUNDS
Special Meeting APRIL 3, 2007

VERBAL VOTE SCRIPT

Hello, may I speak to Mr. / Ms._ (Shareholder). Hello, this call may be recorded. My name is _____________________________; I am calling from D.F. King & Co., Inc. with regard to your investment in TIAA-CREF Mutual Funds. We are contacting the shareholders of the funds to assist with questions you may have, and in getting the necessary proxy votes for the Special Meeting of Shareholders to be held on April 3, 2007.

Have you received the Proxy materials?

                                           [Part I — Remail procedure — Disposition 14 — Remail to Old Address]

è  At this point — If shareholder did not receive the materials then the rep should make sure that the address on file is correct. Rep should say the following.

“I would like to take a moment to verify the address we have on record for you. (Read the address we have on file to the shareholder). Is this address correct?”

è If the answer is “YES”. Rep should state the following to the shareholder: (If “NO” — See Part II)

Mr./ Ms.________________________________________ , I have placed a request to have a new set of PROXY materials sent to the address on record. When you receive the proxy statement you may call us at 800-755-7250 and we will be happy to answer any questions you may have and, take you vote over the telephone.

NOTE: System should record this request as disposition “14 — Remail to Old Address”

è The call is terminated at this point. Account is dispositioned as “14 — Remail to Old Address.”

                                           [Part II — Remail Procedure — Disposition 15 — Remail to NEW Address]

è If the answer is “NO” (address on file is incorrect). Rep should state the following to the shareholder:

“I would like to take a moment to record your correct address and have a new set of materials mailed to you promptly.” (Input shareholders correct address into the system)

è Rep should verify the correct address. Read the address back to the shareholder.

Mr./ Ms. ________________________________, I have placed a request to have a new set of PROXY materials sent to you. When you receive the proxy statement you may call us at 800-755-7250 and we will be happy to answer any questions you may have and, take you vote over the telephone.

NOTE: System should record this request as disposition “15 — Remail to New Address”

è The call is terminated at this point. Account is dispositioned as “15 — Remail to New Address.”

If Yes: Great. Mr. / Ms. _____________________________________ your vote is very important and your board of trustees has recommended that you vote “FOR” the proposal to be considered and voted on at the special meeting.

Verbal Vote Branch — Registered

For your convenience, we can record your vote over the telephone now if you wish. It will only take a moment of your time.

Would you like to do so?

Yes

In order to record your vote, I will be recording this portion of the call. Do I have your permission?

Yes
I will ask you to verify your full name and address and that you received the proxy statement. For your security and verification purposes, I will also ask you to verify only the last four digits of your social security number.

Are you ready?

If No
Mr. / Ms. _________________________________ are there any questions regarding the proposals that I can assist you with at this time? (Answer questions using the proxy statement as your guide.)

Would you like me to record your vote overt the telephone?

If No At your earliest convenience please sign date and mail back your proxy card in the envelope provided. You may also vote your shares by touch tone telephone or over the internet by following the instructions on your proxy card. If you have any questions, please call us at 800-755-7250.

Thank you for your time.

Yes
May I please have your full name? (Display full name)

Correct/Incorrect

Correct
May I please have your full address? (Display full address)

Correct/Incorrect

Correct
May I please have ONLY the last four digits of your social security number? (Do Not Display last four digits of the social security number)

Correct/Incorrect

Correct
Mr./Ms.____________________________, have you received TIAA-CREF Mutual Funds proxy statement for the Special Meeting of Shareholders to be held on April 3, 2007 at noon ET?

Yes/No

If Yes

Your Board of trustees is asking you to consider the proposal which they have reviewed carefully. They have recommended that you vote in favor of the proposal. Would you like to vote in favor of the proposal, on all of your accounts with TIAA-CREF Mutual Funds as recommended by your Board and as described in the proxy statement?

Yes/No

Yes
(System will automatically vote FOR proposal 1). Go to close.

No
Then let’s record your vote separately for the proposal.

Proposal Number One – The approval of an Agreement and Plan of Reorganization and Termination.

For Against Abstain

Close
(Shareholder of Record)______________________________________ I have recorded your vote which also constitutes your appointment of D.F. King & Co., Inc as agent to record your instructions as directed by you for all of your shares of TIAA-CREF Mutual Funds in connection with the special shareholder meeting scheduled for April 3, 2007.

To Confirm, You voted ______ Proposal One

Is This Correct?

Yes
Within 72 hours we will mail you a letter confirming your vote. The letter will include a toll free number to call us with your questions or to change your vote.

No
Loop them back to the first vote question on voting with the board.

Thank you for your time. If you have any questions, please call us at 800-755-7250

Incorrect.
I’m sorry, the information you have given me does not agree with the information I have on file and unfortunately, I will not be able to take your vote.

At your earliest convenience please sign date and mail back your proxy card in the envelope provided. You may also vote your shares by touch tone telephone or over the internet by following the instructions on your proxy card. If you have any questions, please call us at 800-755-7250.

Thank you for your time.